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                                quepasa.com, inc.
                              AMENDED AND RESTATED
                             1998 STOCK OPTION PLAN


AMENDED AND RESTATED 1998 STOCK OPTION PLAN (the "Plan") of quepasa.com, inc., a Nevada corporation (the "Company"), dated as of the 26th day of April, 1999.

         WHEREAS, the Company, formerly known as Internet Century, Inc., adopted the 1998 Stock Option Plan (the "1998 Plan") to award and incentivize its employees, officers, directors and consultants by allowing such individuals to acquire an ownership interest in the Company; and

         WHEREAS, the Company deems it to be in the best interests of the Company and its stockholders to amend and restate the 1998 Plan upon the terms and subject to the conditions set forth herein.

                      Article I. Establishment and Purpose

         1.1 Establishment. The Company hereby establishes a stock option plan for employees, officers, directors and consultants to acquire a proprietary interest in the Company. It is intended that certain of the options issued under the Plan shall constitute "Incentive Stock Options" within the meaning of section 422A of the Internal Revenue Code ("Code") and that other options issued under the Plan shall constitute "Nonstatutory Options" under the Code. The Committee shall determine which Options are to be Incentive Stock Options and which are to be Nonstatutory Options and shall enter into option agreements with recipients accordingly.

         1.2 Purpose. The purpose of the Plan is to enhance the Company's stockholder value and financial performance by attracting, retaining and motivating the Company's officers, directors, employees and consultants and to encourage stock ownership by such individuals by providing them with a means to acquire a proprietary interest in the Company's success through stock ownership.

                             Article II. Definitions

         2.1 Definitions. Whenever used herein, the following capitalized terms shall have the meanings set forth below, unless the context clearly requires otherwise.

         (a) "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board.

         (d) "Company" means quepasa.com, inc., a Nevada corporation.
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         (e) "Consultant" means any person or entity, including an officer or director of the Company who provides services (other than as an Employee) to the Company.

         (f) "Date of Exercise" means the date the Company receives notice, from an Optionee, of the exercise of an Option pursuant to Section 8.1 of the Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to exercise.

         (g) "Employee" means any person, including an officer or director of the Company, who is employed by the Company.

         (h) "Exercise Price" shall have the meaning set forth in Section 7.4 of the Plan.

         (i) "Fair Market Value" means the fair market value of Stock upon which an Option is granted under the Plan.

         (j) "Incentive Stock Option" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of section 422A of the Code.

         (k) "Nonemployee Director" means a member of the Board who is not an employee of the Company at the time an Option is granted hereunder.

         (l) "Nonstatutory Option" means an Option granted under the Plan which is not intended to qualify as an Incentive Stock Option within the meaning of section 422A of the Code. Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of section 422A of the Code applicable to Incentive Stock Options.

         (m) "Option" means the right, granted under the Plan, to purchase Stock (as hereinafter defined) of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

         (n) "Optionee" means an Employee, Consultant or Nonemployee Director holding an Option under the Plan.

         (o) "Parent Corporation" shall have the meaning set forth in section 425(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         (p) "Participant" means any Employee, Consultant or Nonemployee Director who has been selected to participate in the Plan by the Committee.


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         (q) "Stock" means the $.001 par value common stock of the Company.

                   Article III. Eligibility and Participation

         3.1 Eligibility and Participation. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants and Nonemployee Directors are eligible to participate in this Plan and receive Nonstatutory Options hereunder. Participants in the Plan shall be selected by the Committee from among those Employees, Consultants and Nonemployee Directors who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

                           Article IV. Administration

         4.1  Administration.

         The Plan shall be administered by the Committee which shall consist of not less than three members of the Board. The Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, its stockholders, directors, officers, consultants, employees and any persons having any interests in any Options which may be granted under the Plan. The Committee shall have the full power and authority to provide, by resolution, for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any Stock may be purchased from the Company upon the exercise of Options, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, which at all times shall be consistent with the terms and conditions of the Plan.

         The Board may from time to time remove members from or add members to the Committee. Subject to the provisions of Section 12.1 hereof, the Board may amend, modify and terminate the Plan at any time. Further, the Board may terminate the Committee at any time. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. Except as otherwise contained herein, a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of a majority of the members of the Committee.


         4.2 Special Provisions for Grants to Officers or Directors. Rule 16b-3 under the Securities


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and Exchange Act of 1934 (the "Act") provides that the grant of a stock option to a director or officer of a company subject to the Act will be exempt from the provisions of section 16(b) of the Act if the conditions set forth in said Rule are satisfied. Unless otherwise specified by the Committee, grants of Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of Rule 16b-3 of the Act.

                      Article V. Stock Subject to the Plan

         5.1 Number. The total number of shares of Stock hereby made available and reserved for issuance under the Plan shall be 6,000,000, subject to adjustment as provided in section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Committee from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

         5.2 Unused Stock. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for re-issuance under the Plan.

         5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification or other similar corporate change, the aggregate number of shares of Stock set forth in section 5.1 shall be appropriately adjusted by the Committee to reflect such change. The Committee's determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares of Stock that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                        Article VI. Duration of the Plan

         6.1 Duration of the Plan. The Plan shall be in effect until September 30, 2008 unless extended by the Company's stockholders. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period if all Stock subject to the Plan has been purchased pursuant to the exercise of Options granted under the Plan.

                       Article VII. Terms of Stock Options

         7.1 Grant of Options. Subject to section 5.1, Options may be granted to Participants at any time and from time to time as determined by the Committee or the Board; provided, however, that Consultants and Nonemployee Directors may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Committee or the Board shall have complete discretion in


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determining the number of Options granted to each Optionee. In making such determinations, the Committee or the Board may take into account the nature of services rendered by such Participants, their present and potential contributions to the Company, and such other factors as the Committee or the Board in its discretion shall deem relevant. The Committee or the Board also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

         The Committee or the Board is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted (including an extension of the terms of such Option) and thereby supersedes the previous Option. A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.

         7.2 No Tandem Options. Where an Option granted under the Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under section 422A of the Code.

         7.3 Option Agreement; Terms and Conditions to Apply Unless Otherwise Specified. Each Option shall be evidenced by an Option agreement ("Option Agreement") that includes the non-transferability provisions required by section
10.2 hereof and specifies: (i) whether the Option is an Incentive Stock Option or a Nonstatutory Option; (ii) the Exercise Price (as hereinafter defined) of the Option; (iii) the term (duration) of the Option; (iv) the number of shares of Stock to which the Option applies; (v) any vesting or exercisability restrictions which the Committee or the Board may impose; and (vi) any other terms or conditions which the Committee may impose. All such terms and conditions shall be determined by the Committee.

         If not otherwise specified in the Option Agreement, the following terms and conditions shall apply to Options granted to Participants under the Plan:

         (a) Term. The Option shall be exercisable to purchase Stock for a period of ten years from the date of grant, as evidenced by the effective date of the Option Agreement.

         (b) Exercise of Option. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine, which need not be the same for all Optionees. Unless an Option is terminated as provided hereunder, an Optionee may exercise his or her Option for up to, but not in excess of, the number of shares of Stock subject to the Option specified below, based on the Optionee's number of years of continuous


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         service to the Company from the date on which the Option is granted. In the case of an Optionee who is an Employee, continuous service shall mean continuous employment with the Company; in the case of an Optionee who is a Consultant, continuous service shall mean the continuous provision of consulting services to the Company; and in the case of an Optionee who is a Nonemployee Director, continuous service shall mean the continuous service as a director of the Company. In applying said limitations, the amount of shares, if any, previously purchased by the Optionee under the Option shall be counted in determining the amount of shares the Optionee can purchase at any time. The Optionee may exercise his Option in the following amounts:

                  (i) After one year of continuous service to the Company, the Optionee may purchase up to 33.3% of the shares of Stock subject to the Option;

                  (ii) After two years of continuous service to the Company, the Optionee may purchase up to 66.6% of the shares of Stock subject to the Option;

                  (iii) After three years of continuous service to the Company, the Optionee may purchase all shares of Stock subject to the Option.

         All Option Agreements shall incorporate the provisions of the Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

         7.4 Exercise Price. The exercise price per share for each Option granted under the Plan shall be set forth in the Option Agreement (the "Exercise Price"). No Stock Option granted pursuant to this Plan shall have an Exercise Price that is less than the Fair Market Value of the Stock on the date the Option is granted.

         7.5 Term of Options. Each Option shall expire at such time as the Committee shall determine, provided, however, that no Option shall be exercisable later than ten years from the date of its grant.

         7.6 Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in United States dollars in cash or by certified funds; (ii) by delivery of shares of Stock with an aggregate net value equal to the Exercise Price; or (iii) by delivery of Options with an aggregate net value (i.e., the aggregate value of the Stock subject to such Options less the aggregate Exercise Price of such options) equal to the Exercise Price; or (iv) by a combination of (i), (ii) and/or (iii) above. If the Optionee delivers shares of Stock or Options as


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payment of the Exercise Price upon exercise of an Option, the Committee shall determine acceptable methods for tendering such Stock or Options by the Optionee and may impose such limitations and prohibitions on the use of Stock or Options for such purposes as it deems appropriate. Any Option tendered as payment of the Exercise Price shall be canceled by the Company upon receipt.

                    Article VIII. Written Notice, Issuance of
                   Stock Certificates, Stockholder Privileges

         8.1 Written Notice. An Optionee wishing to exercise an Option shall deliver written notice and full payment of the Exercise Price to the Company, in the form and manner prescribed by the Committee. Until the certificates for the Stock represented by an exercised Option are issued to an Optionee, such Optionee shall have none of the rights of a holder of Stock. No Stock shall be delivered upon any exercise of an Option until the requirements of all applicable laws, rules and regulations have, in the opinion of the Company's counsel, been satisfied. Under normal circumstances, certificates for Stock to be delivered upon exercise of an Option shall be delivered within thirty days following exercise of an Option.

                Article IX. Termination of Employment or Services

         Except as otherwise expressly specified by the Committee for Nonstatutory Options, all Options granted under this Plan shall be subject to the following termination provisions:

         9.1 Death. If an Optionee's employment in the case of an Employee, provision of services as a consultant, in the case of a Consultant or provision of services as a director, in the case of a Nonemployee Director, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within twelve months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of Optionee's death.

         9.2 Termination Other Than For Cause or Due to Death. In the event of an Optionee's termination of employment, in the case of an Employee, termination of the provision of services as a consultant or a director, in the case of a Consultant or a Nonemployee Director, respectively, other than by reason of death, the Optionee may exercise such portion of his or her Option as was exercisable by such Optionee at the date of such termination (the "Termination Date") at any time within three months following the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code section 422A, he or she may exercise such portion of his or her Option as was exercisable on the Termination Date within one year following such Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.


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         In the case of an Employee, a change of duties or position within the
Company shall not be considered a termination of employment for purposes of the Plan. The Option Agreement may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence upon termination of employment.

         9.3 Termination "for Cause". In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a consultant or a director, in the case of a Consultant or a Nonemployee Director, respectively, which termination is by the Company "for cause" (as defined below), any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall forthwith terminate. For purposes of the Plan, "for cause" shall mean the termination of an Optionee's position with the Company because of such Participant's (a) willful misfeasance, willful waste of corporate assets, gross negligence or (b) willful engagement and dishonest or illegal conduct that is demonstrably injurious to the Company.

                         Article X. Rights of Optionees

         10.1 Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment, or any Consultant's or Nonemployee Director's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company, or upon any Consultant or Nonemployee Director any right to continue to provide services to the Company.

         10.2 Non-transferability. Except as otherwise specified by the Committee for Nonstatutory Options, Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

                         Article XI. Optionee-Employee's
                          Transfer or Leave of Absence

         11.1 Optionee-Employee's Transfer or Leave of Absence. For purposes of the Plan:

         (a) A transfer of an Optionee who is an Employee within the Company; or

         (b) A leave of absence for such an Optionee (i) which is duly authorized in writing by the Company, and (ii) in the event the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of Incentive Stock Options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Committee.


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                      Article XII. Amendment, Modification
                           and Termination of the Plan

         12.1 Amendment, Modification, and Termination of the Plan. The Board may at any time terminate, and from time to time amend or modify the Plan; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with Section 16(m) of the Code or any applicable listing requirement shall be effective unless same shall be approved by the requisite vote of the stockholders of the Company. No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

                Article XIII. Acquisition, Merger and Liquidation

         13.1 Acquisition. In the event that an Acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel any Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (the "Spread") equal to the difference between the net amount per share of Stock payable in the Acquisition, or as a result of the Acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a "controlling amount" of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this section, a "controlling amount" shall mean more than 50% of the issued and outstanding shares of Stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the Acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

         Where the Company does not exercise its option under this section 13.1, the remaining provisions of this Article XIII shall apply, to the extent applicable.

         13.2 Merger or Consolidation. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.


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         13.3 Other Transactions. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee shall either (i) be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Committee shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option granted hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code section 425(a).

                      Article XIV. Securities Registration

         14.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

         Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing that (a) the Optionee is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof and (b) before any transfer in connection with the resale of such shares, the Optionee will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

                           Article XV. Tax Withholding

         15.1 Tax Withholding. Whenever shares of Stock are to be issued in satisfaction of Options exercised under the Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements.


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                          Article XVI. Indemnification

         16.1 Indemnification. To the extent permitted by law, each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which such member may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company's approval, or paid in satisfaction of judgment in any such action, suit or proceeding against such member, provided such member shall give the Company an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it on such member's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                        Article XVII. Requirements of Law

         17.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         17.2 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Nevada.

                      Article XVIII. Effective Date of Plan

         18.1 Effective Date. The Plan shall be effective as of November 1, 1998, the date of the 1998 Plan's adoption by the Company's stockholders.

                        Article XIX. Compliance with Code

         19.1 Compliance with Code. Incentive Stock Options granted hereunder are intended to qualify as Incentive Stock Options under Code section 422A. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as Incentive Stock Options under the Code.

                  Article XX. No Obligation to Exercise Option

         20.1 No Obligation to Exercise. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.


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         IN WITNESS WHEREOF, as of the date first written above.

                           quepasa.com, inc.




                           By: /s/ Jeffrey S. Peterson
                              --------------------------------------------
                              Jeffrey S. Peterson, Chief Executive Officer



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                                quepasa.com, inc.
                             STOCK OPTION AGREEMENT

             UNDER THE AMENDED AND RESTATED 1998 STOCK OPTION PLAN



Stock Option Agreement ("Agreement") between quepasa.com, inc. (the "Company") and ______________ (the "Optionee"), dated as of _____________ (the "Effective Date").


         The Company hereby grants to the Optionee an option (the "Option") to purchase __________ shares of the Company's $.001 par value common stock ("Stock") under the quepasa.com, inc. Amended and Restated 1998 Stock Option Plan (the "Plan") upon the following terms and conditions:


         1. Purchase Price. The purchase price of the Stock shall be _____ per share, which is not less than the fair market value of the Stock on the Effective Date.


         2. Option. The Option shall be an [an/a Incentive Stock
Option/Nonstatutory Option], as defined in the Plan.


         3. Period of Exercise. The Option will expire ten years from the Effective Date. Subject to the provisions of Section 6 hereof, the Option may be exercised only while the Optionee is actively employed by, or providing services to, the Company.

         4. Exercise of Option. The Option may be exercised for up to, but not in excess of, the amounts of shares subject to the Option specified below, based on the Optionee's number of years of continuous service to the Company from the date hereof. In applying the following limitations, the amount of shares, if any, previously purchased by the Optionee during the applicable period shall be counted in determining the amount of shares the Optionee can purchase at any time in accordance with said limitations. The Optionee may exercise the Option in the following amounts and in accordance with the conditions set forth in paragraph 7.3 of the Plan:

            (1) After one year of continuous service to the Company, the Optionee may purchase up to 33.3% of the shares of Stock subject to the Option;

            (2) After two years of continuous service to the Company, the Optionee may purchase up to 66.6% of the shares of Stock subject to the Option;

            (3) After three years of continuous service to the Company, the Optionee may purchase all shares of Stock subject to the Option.

         The Option may not be exercised for less than fifty shares at any time unless the number of shares purchased is the total number purchasable at the time under the Option.

         5. Transferability. The Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by him or her.

         6. Termination of Employment or Services. In the event the employment of, or provision of services by, the Optionee is terminated by the Company, the Option may be exercised (to the extent exercisable at the date of such termination) by the Optionee within three months after the date of termination; provided, however, that:


         (a) If the Optionee is terminated because he or she is disabled within the meaning of Internal Revenue Code section 422A, the Optionee shall have one year to exercise the Option (to the extent exercisable at the date of the Optionee's termination).


         (b) If the Optionee dies, the Option may be exercised (to the extent exercisable by the Optionee at the date of his or her death) by such Optionee's legal representative or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Optionee, but the Option must be exercised within one year after the date of the Optionee's death.

         (c) If the Optionee is terminated "for cause" (as defined in Section
         9.3 of the Plan), the Option shall terminate immediately.

         (d) In no event (including death of the Optionee) may this Option be exercised more than ten years from the date hereof.

         7. No Guarantee. This Agreement shall in no way restrict the right of the Company to terminate the Optionee as an Employee, Consultant or Nonemployee Director (as such terms are defined in Section 2.1 of the Plan) of the Company at any time.


         8. Investment Representation; Legend. The Optionee (and any other purchaser under paragraphs 6(a) or 6(b) hereof) represents and agrees that all shares of Stock purchased under this Agreement will be purchased for investment purposes only and not with a view to distribution or resale. The Company may require that an appropriate legend be set forth on the face of any certificate issued under this Agreement, indicating that transfer of the Stock is restricted, and may place an appropriate stop transfer order with the Company's transfer agent with respect to the Stock.


         9. Method of Exercise. The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and shall be accompanied by full payment of the Exercise Price in accordance with the provisions of
Section 7.6 of the Plan. If the Optionee delivers shares of Stock or Options as payment of the Exercise Price upon exercise of an Option, the Committee shall determine acceptable methods for tendering such Stock or Options by the Optionee and may impose such limitations and prohibitions on the use of Stock or Options for such purposes as it deems appropriate. In the event of an exercise under the terms of paragraphs 6(a) or 6(b) hereof, appropriate proof of the right to exercise the Option shall be delivered to the Company. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the Optionee (or other purchaser under paragraph 6 hereof) as soon as practicable after receipt of the notice.

         10. Withholding. In any case where withholding is required or advisable under federal, state or local law in connection with any exercise of the Option by the Optionee hereunder, the Company is authorized to withhold appropriate amounts from amounts payable to the Optionee, or may require the Optionee to remit to the Company an amount equal to such appropriate amounts.

         11. Incorporation of Plan. This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated herein by this reference. Terms used herein shall have the meaning employed in the Plan, unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.


                                   quepasa.com, inc.,:




                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:

AGREED AND ACCEPTED:

Optionee:



----------------------------
Name:

                                quepasa.com, inc.
                    NOTICE OF EXERCISE OF STOCK OPTION ISSUED

             UNDER THE AMENDED AND RESTATED 1998 STOCK OPTION PLAN


To:      Compensation Committee
         quepasa.com, inc.
         One Arizona Center
         400 E. Van Buren, Suite 400
         Phoenix, AZ 85004

         I hereby exercise my Option dated ___________________ to purchase _____________ shares of $.001 par value common stock of the Company at the Exercise Price of $______ per share.


         I represent to you that I am acquiring these shares for investment purposes and not with a view to any distribution thereof. I understand that my stock certificate may bear an appropriate legend restricting the transfer of my shares and that a stock transfer order may be placed with the Company's transfer agent with respect to such shares.


         I request that my shares be issued in my name as follows:



          ------------------------------------------------------------
                   (Print your name in the form in which you
                       wish to have the shares registered)


          ------------------------------------------------------------
                            (Social Security Number)


          ------------------------------------------------------------
                              (Street and Number)


          ------------------------------------------------------------
              (City)                (State)               (Zip Code)

Dated:                     ,         .
       -------------------   --------

                              Signature:
                                         ---------------------------------------